Exhibit 10.73

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:130339

AMD_00118162.0

AMENDMENT

Date of Amendment: December 16, 2013

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number 1Xif’_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI World ex USA with EM Exposure Index

•	MSCI USA with EM Exposure Index

•	MSCI ACWI with EM Exposure Index

Or such other names as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Funds (each, an “Economic Exposure ETF” and each Economic Exposure ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares MSCI ACWI with EM Exposure ETF

•	iShares MSCI World ex USA with EM Exposure ETF

•	iShares MSCI USA with EM Exposure ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Economic Exposure ETF shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a license fee per Fund based on each Fund’s ***********. The *********** license fee shall be calculated ***********, ***********:

***********
***********

“***********” shall mean the *********** obtained when dividing (i) ***********.

Notwithstanding anything to the contrary contained herein, if any Fund *********** or if a Fund’s *********** or if a Fund has *********** of ***********, the *********** licensee fee for such Fund shall equal ***********.

4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to any one or more of the Indexes set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list an *********** that is based on such Indexes.

c.	If Licensee *********** any Economic Exposure ETF or changes *********** for such Economic Exposure ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Economic Exposure ETF shall ***********.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Timothy Meyer	By	/s/ David Kinzelberg
Name	Timothy M. Meyer	Name	David Kinzelberg
Title	M. Director	Title	Executive Director
Date	12/10/13	Date	Jan 14, 2014

LICENSEE: BlackRock Institutional Trust Company, N.A.

By	/s/ Jenni Lee
Name	Jenni A. Lee
Title	Director
Date	12/10/13

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